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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have issued our reports dated November 22, 2004, accompanying the consolidated financial statements included in the Annual Report of Atlas America, Inc. on Form 10-K for the year ended September 30, 2004. We hereby consent to the incorporation by reference of said reports in the Registration Statement of Atlas America, Inc. on Form S-8.

/S/ GRANT THORNTON LLP


Cleveland, Ohio
June 29, 2005